File No. 33-11351
                                                Rule 497(e)

                STEIN ROE INTERNATIONAL FUND,
      A SERIES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

             Supplement to February 1, 2000 Prospectus


SHAREHOLDER MEETING TO CONSIDER A NEW ADVISORY AGREEMENT. The Board of Trustees of Liberty-Stein Roe Funds Investment Trust (Trust) has called a meeting of the Fund's shareholders for June 1, 2000 to vote on a proposed advisory agreement with Newport Fund Management, Inc. (Newport) an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Fund's investment adviser. Since the Fund is a feeder fund in a master fund/feeder fund structure, portfolio management is currently provided by Stein Roe to the master fund, SR&F International Portfolio, under an agreement between SR&F Base Trust and Stein Roe. At the February 8, 2000 meeting, the Portfolio's and the Trust's Board of Trustees voted in favor of the proposed advisory agreement. Accordingly, if the Fund's shareholders approve the proposed advisory agreement, Newport will replace Stein Roe as adviser and will provide portfolio management services to the Portfolio and on substantially the same terms and conditions as the Portfolio's existing advisory agreement with Stein Roe. Newport is a wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC), and is located at 580 California Street, Suite 1960, San Francisco, CA 94104. Newport is registered as an investment adviser under the Investment Advisers Act of 1940 and specializes in international investing. It is an affiliate of Stein Roe. As of February 29, 2000, Newport managed $2.6 billion in assets.

PORTFOLIO MANAGERS. Effective March 15, 2000, Charles R. Roberts, Michael Ellis and Deborah F. Snee will replace Nicholas Ghajar as co-managers of the Fund. Effective March 15, 2000, each of the co-managers will become joint employees of Newport, Stein Roe and Colonial Management Associates, Inc. (Colonial), an affiliate of Stein Roe. Both Colonial and Stein Roe are indirect wholly owned subsidiaries of LFC.

Mr. Roberts is a Managing Director of Newport. Mr. Roberts is also a Managing Director of Newport Pacific Management, Inc. (Newport Pacific), Newport's immediate parent. Mr. Roberts will be a senior vice president with both Colonial and Stein Roe. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998, where he has managed other funds or accounts on behalf of Newport and Newport Pacific. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) since 1997. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International since prior to 1994.

Mr. Ellis is a senior vice president of both Newport and Newport Pacific. Mr. Ellis will hold the same position with Colonial and Stein Roe. Prior to joining Newport and Newport Pacific in December, 1996, he was a vice president at Matthews International Capital Management since September, 1991.

Ms. Snee is a vice president and Europe analyst at Newport. She also will be an analyst at Colonial and Stein Roe. Prior to working at Newport, Ms. Snee spent five years at Sit/Kim as an emerging markets analyst.

INVESTMENT ADVISOR.  Effective March 15, 2000, Stein Roe will use
Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport will execute all trades under its own procedures.

INVESTMENT POLICY CHANGE. Effective March 15, 2000, the Fund's principal investment strategy, appearing on page 1 of this prospectus is revised in its entirety to read as follows:

     PRINCIPAL INVESTMENT STRATEGY. The Fund invests all of its assets in SR&F International Portfolio as part of a master fund/feeder fund structure. Under normal conditions, the Portfolio will invest at least 65% of its total assets in the stocks of foreign companies of any size, but generally focuses on large capitalization companies. Large-cap companies are defined as those companies with market capitalizations of at least $5 billion. The Portfolio may also purchase stocks of mid-cap foreign companies, defined as those companies with market capitalizations between $1 billion and $5 billion. The Portfolio seeks broad diversification, both in terms of countries and issuers.

     To select stocks, the portfolio manager looks for growth companies with long-term above average growth potential. These are companies with proven management, predictable growth rates, and low levels of debt. The portfolio manager may sell a stock if there is a deterioration in a company's fundamentals or a change to a company's management strategy, or if the portfolio manager identifies a different company with more attractive growth prospects.

This Supplement is Dated March 15, 2000.


S12-36/842A-0300